Report Name - 10F-3

Fund - Smith Barney Core Plus Bond Fund Inc

                                Period : 08/01/05 through 01/31/06


                                    ID : 584
                           Issuer Name : Domtar Inc. (08/15/15)
                            Trade Date : 08/02/05
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 75,000.00
                        Purchase Price : 99.904
                    % Received by Fund : 0.019%
                        % of Issue (1) : 5.000%
        Other Participant Accounts (2) :      19,925,000.00
                      Issue Amount (2) :     400,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Domtar Inc. (due 8/15/15)
                            Trade Date : 08/02/05
                 Joint/Lead Manager(s) : Citigroup
                                         JP Morgan
                         Co-Manager(s) : None
                         Selling Group : N/A


                                    ID : 592
                           Issuer Name : Nell AF SARL Sr.Notes (8/15/15)
                            Trade Date : 08/04/05
                        Selling Dealer : Merrill Lynch
                Total Shares Purchased : 100,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.016%
                        % of Issue (1) : 2.507%
        Other Participant Accounts (2) :      15,320,000.00
                      Issue Amount (2) :     615,000,000.00
          Total Received All Funds (2) :      15,420,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Nell AF SARL (due 8/15/15)
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Credit Suisse First Boston
					(Europe)
                                         Merrill Lynch International Ltd
                         Co-Manager(s) : ABN Amro
                                         Citigroup Global Markets Ltd
                                         Deutsche Bank AG London
                         Selling Group : N/A


                                    ID : 643
                           Issuer Name : Pogo Producing Co. (10/1/17)
                            Trade Date : 09/21/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 100,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.020%
                        % of Issue (1) : 2.000%
        Other Participant Accounts (2) :       9,900,000.00
                      Issue Amount (2) :     500,000,000.00
          Total Received All Funds (2) :      10,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Pogo Producing Co. (10/1/17)
                            Trade Date : 09/21/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co
                                         Banc of America Securities LLC
                                         Citigroup
                                         Harris Nesbitt
                         Co-Manager(s) : BNP Paribas
                                         Scotia Capital Inc
                                         TD Securities
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : 623
                           Issuer Name : Unisys Corporation (10/15/12)
                            Trade Date : 09/09/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 50,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.013%
                        % of Issue (1) : 2.500%
        Other Participant Accounts (2) :       9,950,000.00
                      Issue Amount (2) :     400,000,000.00
          Total Received All Funds (2) :      10,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Unisys Corporation (Due 2012)
                            Trade Date : 09/09/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                         Co-Manager(s) : ABN Amro
                                         BNP Paribas
                                         BNY Capital Markets
                                         Deutsche Bank Securities Inc
                                         HSBC Securities
                                         Keybanc Capital Markets
                                         PNC Capital Markets
                                         Scotia Capital Inc
                                         Wachovia Securities Inc
                                         Williams Capital Group LP
                         Selling Group : N/A


                                    ID : 625
                           Issuer Name : Videotron Ltee (12/15/15)
                            Trade Date : 09/09/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 100,000.00
                        Purchase Price : 99.50
                    % Received by Fund : 0.057%
                        % of Issue (1) : 3.429%
        Other Participant Accounts (2) :       5,900,000.00
                      Issue Amount (2) :     175,000,000.00
          Total Received All Funds (2) :       6,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Videotron Ltee (12/15/15)
                            Trade Date : 09/09/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                         Co-Manager(s) : BMO Nesbitt Burns Inc
                                         CIBC World Markets
                                         Credit Suisse First Boston Corp
                                         HSBC Bank USA
                                         NBF Securities USA Corp
                                         RBC Capital Markets
                                         Scotia Capital Inc
                                         TD Securities
                         Selling Group : N/A